EXHIBIT 10.1

CONSENT AND AMENDMENT NO. 2 TO CREDIT AGREEMENT

This CONSENT AND AMENDMENT NO. 2 (this “Amendment No. 2”), dated as of January 11, 2010, to the Existing Credit Agreement referenced below, is entered into by and among:  (i) KKR FINANCIAL HOLDINGS LLC, a Delaware limited liability company (“KKR Financial”), KKR TRS HOLDINGS, LTD., a Cayman Islands company (“KKR TRS LTD”), KKR FINANCIAL HOLDINGS II, LLC, a Delaware limited liability company (“KKR Holdings II”), KKR FINANCIAL HOLDINGS III, LLC, a Delaware limited liability company (“KKRHoldings III”), KKR FINANCIAL HOLDINGS, INC., a Delaware corporation (“KKR Holdings”), KKR FINANCIAL HOLDINGS, LTD., a Cayman Islands company (“KKR Holdings LTD”), and KKR FINANCIAL CLO 2009-1, LTD., a Cayman Islands company (“KKR CLO 2009-1”, and collectively with KKR Financial, KKR TRS LTD, KKR Holdings II, KKR Holdings III, KKR Holdings and KKR Holdings LTD, the “KKR Entities” and each, individually, a “KKR Entity”), as Borrowers, (ii) BANK OF AMERICA, N.A., a national banking association (together with its successors in interest, “BofA”), as Administrative Agent and a Lender, and (iii) CITICORP NORTH AMERICA INC., a Delaware corporation (together with its successors in interest, “Citicorp”), as a Lender.

RECITALS

WHEREAS, the KKR Entities, BofA, Citicorp, Banc of America Securities LLC and Citigroup Global Markets Inc. are party to that certain Credit Agreement dated as of November 10, 2008 (as amended by Amendment No. 1, dated as of August 5, 2009, the “Existing Credit Agreement”; and as amended by this Amendment No. 2 and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Credit Agreement”);

WHEREAS, the KKR Entities have requested that the Administrative Agent, with the consent of the Required Lenders, permit KKR Financial to issue Convertible Securities (as defined in Section 3(a) hereof), on terms substantially similar to those terms set forth in the Transaction Overview, provided by KKR Financial to the Lenders on January 6, 2010 (or on such other terms that do not, in the Administrative Agent’s reasonable judgment, as evidenced by a writing signed by an officer of the Administrative Agent responsible for administration of the Loans, materially impair the prospects of repayment of the Obligations by the Borrowers or impair any Borrower’s creditworthiness), and to use (a) substantially all of the proceeds therefrom (i) to repurchase all or a portion of its existing 7.00% Convertible Senior Notes Due 2012 (the “2012 Notes”) and/or (ii) to prepay the Loans and (b) the remaining proceeds therefrom for other general corporate purposes (such issuance and application of proceeds, collectively, the “Transaction”);

WHEREAS, the parties hereto wish to amend the Existing Credit Agreement with respect to certain other matters set forth herein;

WHEREAS, pursuant to Section 10.01 thereof, no amendment or waiver of any provision of the Existing Credit Agreement or any other Loan Document, and no consent to any departure by any Borrower therefrom, shall be effective unless in writing signed by the Required Lenders and the applicable Borrower, as the case may be, and acknowledged by the Administrative

Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no such amendment, waiver or consent may have the effects set forth in the first proviso to Section 10.01 of the Existing Credit Agreement without the written consent of each Lender or each affected Lender, as applicable; and provided, further, that no such amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under the Existing Credit Agreement or any other Loan Document;

WHEREAS, BofA is, as of the date hereof, the Administrative Agent under the Existing Credit Agreement;

WHEREAS, BofA and Citicorp constitute, as of the date hereof, all of the Lenders under the Existing Credit Agreement; and

WHEREAS, the KKR Entities constitute, as of the date hereof, all of the Borrowers under the Existing Credit Agreement;

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties agree as follows:

Section 1.      Defined Terms.   Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined in this Amendment No. 2 (including in the recitals hereto) have the respective meanings set forth in the Existing Credit Agreement.

Section 2.      Consent and Waiver.   Subject to the accuracy of the representations and warranties contained in Section 5 hereof and further subject to the performance of the Transaction in accordance with the definition of “Transaction” herein, the Required Lenders hereby:

(a)   consent to the Transaction and hereby waive any Default or Event of Default arising therefrom solely for the purpose of permitting the Transaction; and

(b)   acknowledge and confirm that the repurchase of 2012 Notes in connection with the Transaction shall not serve to reduce the amount of Convertible Securities available to be repurchased by the Borrowers pursuant to Section 7.06(a) of the Credit Agreement.

Section 3.      Amendments.   From and after the Effective Date, the Existing Credit Agreement shall be amended as follows:

(a)   The following definitions shall be added to Section 1.01 of the Existing Credit Agreement in alphabetical order relative to the other words, terms and phrases defined therein:

““Amendment No. 2” means that certain Consent and Amendment No. 2, dated January 11, 2010, to this Agreement.”

““Convertible Securities” means, with respect to any Person, the Equity Interests in such Person comprised of securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person.”

(b)   The definition of “Commitment” in Section 1.01 of the Existing Credit Agreement is hereby amended by deleting the proviso at the end of such definition in its entirety and replacing such proviso with the following:

“provided that each such amount set forth in clauses (1) and (2), respectively, of this definition shall be adjusted from time to time in accordance with this Agreement, including in connection with a prepayment of the Loans in accordance with Section 2.04(b), a termination or reduction contemplated by Section 2.05 and/or a transfer or assignment contemplated by Section 10.06.”

(c)   Section 2.04(b) of the Existing Credit Agreement is deleted in its entirety and replaced with the following:

“(b) If the Borrowers prepay all or any portion of the Loans in accordance with the consummation of the Transaction, within the meaning of and as contemplated by Amendment No. 2, then the Aggregate Commitment Amount shall be permanently reduced by the amount of such prepayment.  The Administrative Agent will promptly notify the Lenders of any such reduction of the Aggregate Commitments.  Any reduction of the Aggregate Commitment Amount shall be applied to the Commitment of each Lender according to its Applicable Percentage.”

(d)   Section 7.06(a) of the Existing Credit Agreement is deleted in its entirety and replaced with the following:

“(a) so long as (i) no event constituting a Default under Sections 8.01(a), 8.01(f) or 8.01(h) shall have occurred and be continuing, and (ii) no Event of Default shall have occurred and be continuing, in each case, at the time thereof or would result therefrom, KKR Financial may (A) subject to Section 7.09(c), declare and make Restricted Payments in cash to any Person that owns an Equity Interest (other than Convertible Securities or Trust Preferred Indebtedness) in KKR Financial, ratably according to their respective holdings of the type of Equity Interest of the applicable class or series in respect of which such Restricted Payment is being made, and (B) declare and make Restricted Payments in cash to the holders of Convertible Securities or Trust Preferred Indebtedness of KKR Financial in order to (x) make ratable distributions constituting scheduled payments made in accordance with the terms and provisions governing such Convertible Securities or Trust Preferred Indebtedness, as applicable and (y) effect a repurchase, redemption, retirement, acquisition or termination of, or settle the conversion of, such Convertible Securities or Trust Preferred Indebtedness; provided that Restricted Payments under this clause (y) may not be made unless (i) after giving effect thereto, the aggregate amount of all such Restricted

Payments made since the Amendment Effective Date would not exceed $50,000,000 and (ii) no Borrowing Base Deficiency exists.”

(e)   Section 7.06(c) of the Existing Credit Agreement is deleted in its entirety and replaced with the following:

“the Borrowers and each Subsidiary may, subject to Section 7.14, declare and make dividend payments or any other Restricted Payments (including, for avoidance of doubt, any distributions for purposes of settling the conversion of Convertible Securities) payable solely in the common stock or other common Equity Interests of such Person.”

Section 4.      Conditions to Amendment No. 2.   This Amendment No. 2 shall become effective as of the date (the “Effective Date”) the Administrative Agent shall have received counterparts of this Amendment No. 2 duly executed by the KKR Entities and each of the Required Lenders.

Section 5.      Representations and Warranties.   Each of the KKR Entities hereby represents and warrants that:

(a)   No Default or Event of Default currently exists under the Existing Credit Agreement.

(b)   All representations and warranties contained in the Credit Agreement are true and correct as of the date hereof and as if made on the date hereof (except that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct as of such earlier date, and except that, for purposes of this Section 5(b), the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement).

(c)   Each Borrower (i) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (ii) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (A) own or lease its assets and carry on its business and (B) execute, deliver and perform its obligations under this Amendment No. 2 and the Existing Credit Agreement, as amended by this Amendment No. 2, and (iii) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (c)(ii)(A) or (c)(iii), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

(d)   The execution, delivery and performance by each Borrower of this Amendment No. 2 and the Existing Credit Agreement, as amended by this Amendment No. 2, have been duly authorized by all necessary corporate or other organizational action, and do not and will not: (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or require any payment to be made under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; (iii) violate any Law; except, in each case referred to in clause (d)(ii) or (d)(iii), to the extent such conflict, breach, contravention, payment or violation would not reasonably be expected to have a Material Adverse Effect; or (iv) result in the creation or imposition of any Lien on any asset of any of the Borrowers or any of their Subsidiaries other than the Liens created pursuant to the Loan Documents.

(e)   No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Borrower of this Amendment No. 2 or the Existing Credit Agreement, as amended by this Amendment No. 2, except for such approvals, consents, exemptions, authorizations or other actions, notices or filings as have been obtained or made and are in full force and effect or where the failure to obtain or make such approvals, consents, exemptions, authorizations or other actions, notices or filings would not have a Material Adverse Effect.

(f)    This Amendment No. 2 has been duly executed and delivered by each Borrower. This Amendment No. 2, and the Existing Credit Agreement, as amended by this Amendment No. 2, each constitutes a legal, valid and binding obligation of each Borrower that is party thereto, enforceable against each such Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(g)   Except as disclosed in Schedule 5.06 of the Credit Agreement, no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or governmental instrumentality that purports to affect any Borrower or any Subsidiary thereof or any transaction contemplated by the Loan Documents, if such action, suit, investigation or proceeding could have a Material Adverse Effect.

(h)   Immediately prior to and following the transactions contemplated herein, each of the Borrowers shall be Solvent.

Section 6.      Counterparts.    This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart.

Section 7.      Relation to the Credit Agreement.   Upon its becoming effective in accordance with Section 2 hereof, this Amendment No. 2 shall constitute an integral part of the Credit Agreement.

Section 8.      Continued Effectiveness.    From and after the Effective Date, each reference in the Existing Credit Agreement to “this Agreement,” “this Credit Agreement,” “herein,” “hereof,” “hereunder” or any like expression referring to the Existing Credit Agreement, shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment No. 2.  The Existing Credit Agreement, other than as amended hereby, shall remain unchanged and in full force and effect. Each of the parties hereto, by its execution and delivery of this Amendment No. 2, confirms that all of its obligations under the Existing Credit Agreement, as amended hereby, remain unchanged and in full force and effect. Each of the parties hereto agrees to execute and deliver all such further agreements or documents, if any, as shall be necessary to give effect to the provisions of this Amendment No. 2.

Section 9.      Limited Effect.    This Amendment No. 2 is limited solely to the matters expressly set forth herein and is specific in time and in intent and, except as provided herein, does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Existing Credit Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the parties thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it (except as contemplated hereby) require any of the parties hereto to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Existing Credit Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision.

Section 10.    Survival of Representations and Warranties.    All representations and warranties made hereunder or under any document delivered pursuant hereto or in connection herewith shall survive the execution and delivery hereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf, and shall continue in full force and effect as long as any Loan or any other Obligation under the Credit Agreement shall remain unpaid or unsatisfied or any Lender shall have a Commitment under the Credit Agreement.

Section 11.    Further Miscellaneous Provisions. Unless stated otherwise herein, (a) headings and captions shall not be construed in interpreting provisions of this Amendment No. 2, and (b) if any part of this Amendment No. 2 is for any reason found to be unenforceable, all other portions of it shall nevertheless remain enforceable. Section 10.14 of the Existing Credit Agreement is incorporated herein by reference and made a part hereof as if set forth herein in full, except that references to “this Agreement” or to “this Agreement or any other Loan Document” set forth in such sections as incorporated herein shall be deemed to mean “this Amendment No. 2.”

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Existing Credit Agreement to be duly executed as of the date first above written.

KKR FINANCIAL HOLDINGS LLC

by
/s/ Michael R. McFerran
Name: Michael R. McFerran
Title: Authorized Signatory

KKR FINANCIAL HOLDINGS II, LLC

by
/s/ Michael R. McFerran
Name: Michael R. McFerran
Title: Authorized Signatory

KKR FINANCIAL HOLDINGS III, LLC

by
/s/ Michael R. McFerran
Name: Michael R. McFerran
Title: Authorized Signatory

KKR FINANCIAL HOLDINGS, INC.

by
/s/ Michael R. McFerran
Name: Michael R. McFerran
Title: Authorized Signatory

KKR FINANCIAL HOLDINGS, LTD.

by
/s/ Michael R. McFerran
Name: Michael R. McFerran
Title: Authorized Signatory

KKR TRS HOLDINGS, LTD.

by
/s/ Michael R. McFerran
Name: Michael R. McFerran
Title: Authorized Signatory

[Signature page to Amendment No. 2]

KKR FINANCIAL CLO 2009-1, LTD.

by
/s/ Michael R. McFerran
Name: Michael R. McFerran
Title: Authorized Signatory

[Signature page to Amendment No. 2]

BANK OF AMERICA, N.A., as Administrative Agent and as a Lender

by
/s/ Laura Werner
Name: Laura Werner
Title:Vice President

[Signature page to Amendment No. 2]

CITICORP NORTH AMERICA, INC., as a Lender

by
/s/ Alexander F. Duka
Name: Alexander F. Duka
Title:Managing Director/Senior Credit Officer

[Signature page to Amendment No. 2]